UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): April 28, 2006

                        Alternative Loan Trust 2006-OC3
                        -------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-18

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

             Delaware                                87-0698307
             --------                                ----------
   (State or Other Jurisdiction                   (I.R.S. Employer
 of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000

===============================================================================


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01     Other Events.

On April 28, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers:), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OC3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On April 28, 2006, CHL entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of April 28, 2006, by and among the CHL and The Bank of New York, as Swap Contract Administrator for Alternative Loan Trust 2006-OC3 (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.2.

On April 28, 2006, Lehman Brothers Special Financing Inc., as swap contract counterparty (the "Counterparty") and the Swap Contract Administrator, entered into an ISDA Master Agreement (1992-Multicurrency-Cross Border), along with a Schedule (the "Schedule") and a Credit Support Annex (the "Credit Support Annex") thereto. The ISDA Master Agreement, the Schedule and the Credit Support Annex are annexed hereto as Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively.

On April 21, 2006, the Counterparty entered into a swap contract (the "Swap Contract") , as evidenced by a confirmation (the "Confirmation"), dated April 25, 2006, by and between the Counterparty and CHL. The Confirmation is annexed hereto as Exhibit 99.6.

On April 28, 2006, CHL entered into an Assignment Agreement (the "Assignment Agreement"), dated as of April 28, 2006, by and among CHL, the Swap Contract Administrator and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract to the Swap Contract Administrator. The Assignment Agreement is annexed hereto as Exhibit 99.7.

On February 24, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 24, 2006, by and among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Credit Suisse International, as counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.8.



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

Section 9     Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

         Not applicable.

(b)   Pro forma financial information.

         Not applicable.

(c)   Shell Company Transactions.

(d)   Exhibits.

Exhibit No.       Description

   99.1 The Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Swap Contract Administration Agreement, dated as of April 28, 2006, by and among CHL, the Swap Contract Administrator and the Trustee.

   99.3 The ISDA Master Agreement, dated April 28, 2006, by and between the Counterparty and the Swap Contract
                  Administrator.

   99.4 The Schedule to the ISDA Master Agreement, dated April 28, 2006, by and between the Counterparty and the Swap Contract Administrator.

   99.5 The Credit Support Annex to the ISDA Master Agreement, dated April 28, 2006, by and between the Counterparty and the Swap Contract Administrator.

   99.6 The Confirmation, dated April 25, 2006, by and between CHL and the Counterparty.

   99.7 The Assignment Agreement, dated as of April 28, 2006, by and among CHL, the Swap Contract Administrator and the Counterparty.

   99.8 The Item 1115 Agreement, dated as of February 24, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.



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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          CWALT, INC.



                                                          By: /s/ Darren Bigby
                                                          --------------------
                                                          Darren Bigby
                                                          Vice President



Dated:  May 12, 2006



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

                                 Exhibit Index



Exhibit

       99.1 The Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

       99.2 The Swap Contract Administration Agreement, dated as of April 28, 2006, by and among CHL, the Swap Contract Administrator and the Trustee.

       99.3 The ISDA Master Agreement, dated April 28, 2006, by and between the Counterparty and the Swap Contract Administrator.

       99.4 The Schedule to the ISDA Master Agreement, dated April 28, 2006, by and between the Counterparty and the Swap Contract Administrator.

       99.5 The Credit Support Annex to the ISDA Master Agreement, dated April 28, 2006, by and between the Counterparty and the Swap Contract Administrator.

       99.6 The Confirmation, dated April 25, 2006, by and between CHL and the Counterparty.

       99.7 The Assignment Agreement, dated as of April 25, 2006, by and among CHL, the Swap Contract Administrator and the Counterparty.

       99.8 The Item 1115 Agreement, dated as of February 24, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the
              Counterparty.



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